EX-99.1

                                                       DEUTSCHE BANK SECURITIES@
--------------------------------------------------------------------------------
             MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST 1999-2
--------------------------------------------------------------------------------

                  PUBLIC OFFERING: [$145,000,000] (APPROXIMATE)


                   MORTGAGE LENDERS NETWORK USA, INC. (SELLER)

                  MORTGAGE LENDERS NETWORK USA, INC. (SERVICER)

                        ACE SECURITIES CORP. (DEPOSITOR)


                                                    ESTIMATED    ESTIMATED
                APPROXIMATE             ESTIMATED   MODIFIED      PAYMENT                   EXPECTED
                    SIZE                   WAL       DURATION     WINDOW       STATED       RATINGS
    NOTES         (000's)      COUPON    (YEARS)     (YEARS)      (# PMT      MATURITY    (MOODY'S/S&P)
                                                                  DATES)
CLASS A         [$144,953,790 [7.583%]    [2.91]      [2.40]     [ 1 - 88    [12/25/2030]  Aaa / AAA
                     ]                                             (88)]





(1) The Class A Notes  will be priced to the 10%  Optional  Redemption.

(2) The Note Interest Rate will increase 50 bps after the Optional Redemption Date.



                               PRICING INFORMATION

COLLATERAL:                    Approximately     $[135,585,000]     fixed    and
                               $[9,369,000]  adjustable  rate,  first and second
                               lien,  closed-end  mortgage  loans  ("Fixed  Rate
                               Loans" and "Adjustable Rate Loans", respectively,
                               or   "Mortgage   Loans",    collectively).    The
                               Adjustable Rate Loans are 2/28 LIBOR loans.

PREPAYMENT PRICING             27% HEP.
SPEED ASSUMPTION:

PAYMENT DATE:                  The 25th day of each month, or if such day is not
                               a business day, on the following business day, commencing December 27, 1999.

PAYMENT DELAY:                 24 days.

PRICING DATE:                  November [12], 1999.

SETTLEMENT (CLOSING) DATE:     On or about November [18], 1999.

STATISTICAL CALCULATION DATE:  Close of business October 29, 1999.


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

CUT-OFF DATE:                  November 1, 1999.

OPTIONAL REDEMPTION DATE: The first Payment Date on which the aggregate loan balance of the Mortgage Loans ("Current Principal Balance") has declined to less than 10% of the aggregate loan balance as of the Cut-Off Date ("Original Principal Balance").

INTEREST ACCRUAL PERIOD:       Interest  will  accrue  on the Class A Notes at a
                               fixed rate  during  the month  prior to the month
                               of  the  related  Payment  Date.   Interest  will
                               accrue on a 30/360 day basis.

TITLE OF SECURITIES:          Mortgage  Lenders  Network  Home Equity Loan Trust
                              1999-2.

UNDERWRITER:                  Deutsche Bank Securities Inc. (Lead)
                              First Union Securities, Inc. (Co)

DEPOSITOR:                    ACE Securities Corp.

SERVICER:                     Mortgage Lenders Network USA, Inc.

SELLER:                       Mortgage Lenders Network USA, Inc.

INDENTURE TRUSTEE:            Norwest Bank Minnesota, National Association

NOTE INSURER:                 Financial Security Assurance Inc.

FORM OF OFFERING:             Book-Entry  form,   same-day  funds  through  DTC,
                              Euroclear, and CEDEL.

OFFERED NOTES:                Class A Notes.

DENOMINATIONS:                Minimum  denominations  of $1,000 and multiples of
                              $1,000 in excess thereof.

SERVICING/OTHER FEES:         The  servicing fee will be 0.50% per annum payable
                              monthly. The collateral is subject to other fees, including trustee fees and note insurer fees.

PRIMARY MORTGAGE  INSURANCE:  Approximately  [15%] of the  Mortgage  Loans (each having an LTV in excess of 80%) will carry primary mortgage insurance ("PMI") down to a 70% LTV. PMI will be provided by MGIC Investment Corporation ("PMI Provider"). PMI Provider Fee (approximately [7] bps) will be paid monthly as described herein.

ADVANCING BY SERVICER:        The  Servicer is required to advance  from its own
                              funds any delinquent payment of interest and principal (the "Delinquency Advances") and all "out of pocket" costs and expenses incurred in the performance of its servicing obligations (the
                              "Servicing Advance"). The Servicer will not be required to make a Delinquency Advance if such advance is deemed to be non-recoverable.

CREDIT ENHANCEMENT:          Credit  enhancement  with  respect  to the Class A
                              Notes will be provided by (1) excess spread; (2) overcollateralization; and (3) the Note Insurance Policy.

     (1) EXCESS SPREAD:       On each  Payment  Date,  Excess  Spread will equal
                              the excess of the  interest  due on the  aggregate
                              Mortgage  Loan  portfolio  over the amount  needed
                              (i) to pay monthly interest to the Class A Notes and (ii) certain fees and expenses for such month (i.e. Servicing, Trustee, Note Insurer, and PMI Provider, approximately [80] bps).

     (2) OVERCOLLATERALIZATION:
                              Excess spread will be applied, to the extent available, first to make accelerated payments of principal to the securities then entitled to receive payments of principal. Such application will cause the aggregate principal balance of the Class A Notes to amortize more rapidly than the
                              Mortgage        Loans,         resulting        in
                              Overcollateralization.

    (3)  NOTE INSURANCE POLICY:
                              Financial Security Assurance Inc. will issue its financial guaranty insurance policy to the
                              Indenture Trustee for the benefit of the noteholders. The effect of the insurance policy is to guaranty the timely payment of interest on, and the ultimate payment of the principal amount of, the Class A Notes. If the Note Insurer were unable to pay under the financial guaranty insurance policy, the Class A Notes could be subject to losses.

ALLOCATION OF CASH FLOW       Collections  (net  of  the  Servicing  Fee) will
TO THE CLASS A NOTES:         generally be allocated in the following priority:

                               i. Trustee Fee, PMI Provider Fee and Note Insurer Fee;

                               ii. Current Interest to the noteholders, pro rata;

                               iii. Monthly  Principal to the noteholders;

                               iv.  Reimbursement of draws made on the Note
                                    Insurance Policy;

                               v.    Overcollateralization   Deficiency  Amount;
                                     and

                               vi. Any remaining to the residual holder.

APPLICATION OF REALIZED        Realized  Losses (as  defined  in the  Prospectus
LOSSES:                        Supplement)   will  be  absorbed   first  by  the
                               application  of  Excess   Spread,   then  by  the
                               reduction  of the  Overcollateralization  Amount.
                               Following      the      reduction      of     the
                               Overcollateralization   Amount   to   zero,   any
                               remaining amount of Realized Losses will be paid by the Note Insurer. The Class A Notes will not be reduced in respect of Realized Losses.

OVERCOLLATERALIZATION AMOUNT: As of any Payment Date, the difference between the aggregate loan balance of the Mortgage Loans and the aggregate Note Principal Balance.

TARGETED
OVERCOLLATERALIZATION         Prior to month 30, the Targeted
AMOUNT:                       Overcollateralization   Amount   will  equal  the
                              greater of:

                                   (i)     [4.0]%  of  the  Original   Principal
                                            Balance and;

                                   (ii) Step Up Requirement (defined below).

                                On or after month 30, provided a Step Down Trigger Event has not occurred, the Targeted Overcollateralization Amount will equal to the greatest of:

                                (i)   the lesser of [4.0%] of the Original
                                      Principal Balance and [8.0%] of the
                                      Current Principal Balance;
                                (ii) [0.50%] of the Original Principal Balance and;
                                (iii) Step Up Requirement (defined below).

                                On or after month 30, provided a Step Down
                                Trigger Event has occurred, the Targeted
                                Overcollatalization   Amount   will   equal  the
                                greater of:

                                  (i)[4.0]% of the  Original  Principal  Balance
                                      and;
                                   (ii)     Step Up Requirement (defined below).

STEP UP REQUIREMENT:           If the most recent three month rolling average
                               90+ delinquent balance (including foreclosure and REO) ("90+ Delinquencies") exceed [10%], the Step
                               Up Requirement will equal [90%] of the 90+
                               Delinquencies, provided, however, if 90+
                               Delinquencies exceed [10%] and either the Step Up
                               Loss Test or Step Up Rolling Loss Test (defined below) is violated, the Step Up Requirement will equal [150%] of the 90+ Delinquencies.

                               Step Up Loss Test: Cumulative losses incurred on the collateral as a percentage of the Original Principal Balance can not exceed the percentage specified in the table below for the given year:

                                       Year   Cumulative Loss
                                         1     [0.75%]
                                         2     [1.50%]
                                         3     [2.50%]
                                         4     [3.75%]
                                         5     [4.25%]

                                Step Up Rolling Loss Test: The aggregate loss during the twelve months preceding a Payment Date, as a percentage of the unpaid principal balance of the Mortgage Loans as of the first day of such twelve month period, can not exceed [1.25%].

STEP DOWN TRIGGER EVENT:        A Step Down Trigger Event has occurred if any of
                                the following tests are violated:

                                (i) Step Down Delinquency Test: The most recent three month rolling 90+ day average delinquency rate (including foreclosures and REOs) can not exceed [10%] of the related Mortgage Loan balance.

                                (ii)     Step   Down   Cumulative   Loss   Test:
                                         Cumulative   losses   incurred  on  the
                                         collateral   as  a  percentage  of  the
                                         Original   Principal  Balance  can  not
                                         exceed the percentage  specified in the
                                         table below through the given month:

                                             Month        Cumulative Loss
                                             30               [1.50%]
                                             42               [2.00%]
                                             54               [2.75%]
                                             66+              [3.50%]

                                (iii) Step Down Rolling Loss Test: The aggregate loss during the twelve months preceding a Payment Date, as a
                                         percentage  of  the  unpaid   principal
                                         balance of the Mortgage Loans as of the
                                         first day of such twelve month  period,
                                         can not exceed [1.00%].

PMI DEFAULT STEP UP             Additional overcollateralization  on the Class A
REQUIREMENT:                    Notes will be required in the event that the PMI
                                Provider   rejects   and/or  reduces  any  claim
                                amounts.

FEDERAL TAX ASPECTS:            The Class A Notes  will be  treated  as debt for
                                federal,  state  and local  tax  purposes.  With
                                the    Class    A   Notes    characterized    as
                                indebtedness, interest paid or accrued on a Class A Note will be treated as ordinary income to the noteholders and principal payments on a Class A Note will be treated as a return of capital to the extent of the noteholder's basis in the Class A Note allocable thereto.

ERISA CONSIDERATION:            The  Class  A Notes  are  expected  to be  ERISA
                                eligible.

SMMEA ELIGIBILITY:             The   Class   A   Notes   will   not   constitute
                               "mortgage-related  securities"  for  purposes  of
                               SMMEA.

PROSPECTUS:                     The Class A Notes are being offered  pursuant to
                                a   Prospectus   which   includes  a  Prospectus
                                Supplement    (together,    the   "Prospectus").
                                Complete  information  with respect to the Class
                                A Notes and the  Mortgage  Loans is contained in
                                the Prospectus.  The material  presented  herein
                                is qualified in its entirety by the  information
                                appearing  in  the  Prospectus.  To  the  extent
                                that  the  foregoing  is  inconsistent  with the
                                Prospectus,  the Prospectus  shall govern in all
                                respects.  Sales  of the  Class A Notes  may not
                                be   consummated   unless  the   purchaser   has
                                received the Prospectus.

                                                       DEUTSCHE BANK SECURITIES@
-------------------------------------------------------------------------------
            MORTGAGE LENDERS NETWORK HOME EQUITY LOAN TRUST 1999-2
-------------------------------------------------------------------------------



HEP assumes that a pool of loans prepays in the first month of the life of such loans at a constant prepayment rate ("CPR") that corresponds to one tenth the given HEP percentage and increases by an additional one-tenth each month thereafter until the tenth month, where it remains at a CPR equal to the given HEP percentage. For example, with respect to a pool of mortgage loans, a 25% HEP assumes a CPR of 2.5% in the first month of the life of such loans and an increase of 2.5% CPR each month thereafter until the tenth month. Beginning in the tenth month and in each month thereafter during the life of such mortgage loans, 25% HEP assumes a CPR of 25% each month.



                                                   BOND SENSITIVITY TO PREPAYMENTS

CLASS A (TO CALL)
Prepayment Assumption (HEP)             0%          15%          25%         27%         30%          35%
BEY @ 100.00                           7.643       7.568        7.506       7.493       7.474        7.440
Average Life (years)                   15.55        5.10        3.15        2.91         2.62        2.24
Modified Duration                      8.32         3.73        2.56        2.40         2.20        1.92
First Principal Payment              12/25/99     12/25/99    12/25/99    12/25/99     12/25/99    12/25/99
Last Principal Payment               10/25/25     12/25/12    11/25/07     3/25/07     6/25/06      5/25/05
Principal Window (months)               311         157          96          88           79          66

CLASS A (TO MATURITY)
Prepayment Assumption (HEP)             0%          15%          25%         27%         30%          35%
BEY @ 100.00                           7.644       7.581        7.536       7.526       7.509        7.480
Average Life (years)                   15.66        5.33        3.39        3.15         2.83        2.42
Modified Duration                      8.34         3.81        2.68        2.52         2.31        2.02
First Principal Payment              12/25/99     12/25/99    12/25/99    12/25/99     12/25/99    12/25/99
Last Principal Payment               12/25/28     12/25/22     2/25/15     9/25/14     4/25/14      1/25/12
Principal Window (months)               349         277          183         178         173          146



Modeling Assumptions:
(1)   Settlement Date: [ 11/18/99 ];  Cut-off Date: [11/1/99 ]
(2)   Payment Date: 25th of each month beginning December 1999.
(3)   Note Insurer Fee: 22 bps; Servicing Fee: 50 bps; Indenture Trustee Fee:
      1 bp;  PMI Provider Fee: 7bps


                     DESCRIPTION OF THE STATISTICAL POOL OF
                      MORTGAGE LOANS AS OF THE CUT-OFF DATE



                                         Aggregate Pool   Fixed Rate     Adjustable
                                                             Pool        Rate Pool
                                         ---------------     ----        ---------
TOTAL NUMBER OF LOANS:                       2,224          2,100           124
TOTAL OUTSTANDING LOAN BALANCE:           $144,953,790   $135,585,156    $9,368,633
PERCENT OF AGGREGATE POOL:                     --           93.54%         6.46%
AVERAGE LOAN PRINCIPAL BALANCE             $65,177.06     $64,564.36     $75,553.49
(CURRENT):
WEIGHTED AVERAGE LTV:                        76.19%         76.03%         78.49%
WEIGHTED AVERAGE CLTV:                       77.60%         77.54%         78.49%
TOTAL 1ST LIEN POSITION :                    97.03%         96.83%        100.00%
WEIGHTED AVERAGE COUPON:                    10.821%        10.814%        10.911%
WEIGHTED AVERAGE GROSS MARGIN:                 --             --           7.57%
WEIGHTED AVERAGE MAXIMUM INTEREST RATE:        --             --           17.91%
WEIGHTED AVERAGE REMAINING TERM TO            251            243            356
MATURITY (MONTHS):
WEIGHTED AVERAGE SEASONING (MONTHS):           2               2              2
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):      253            245            359
RANGE OF ORIGINAL TERMS:
                              Up to 120:     0.82%          0.88%          0.00%
                                121-180:     52.75%         56.34%         0.83%
                                181-240:     7.45%          7.96%          0.00%
                                241-360:     38.98%         34.83%         99.17%

PROPERTY                                     72.74%         71.54%         90.23%
TYPE:
Single Family:
                             2-4 Family:     7.92%           8.07%         5.78%
                                    PUD:     0.78%          0.83%          0.00%
                                  Condo:     1.85%          1.94%          0.57%
                   Manufactured Housing:     16.70%         17.62%         3.42%

OCCUPANCY                                    91.22%         90.83%         96.88%
STATUS:
Owner Occupied:
                     Non-owner Occupied:      8.78%          9.17%          3.12%

GEOGRAPHIC                                   8.64%          8.22%          14.77%
DISTRIBUTION:
Ohio:
                         South Carolina:     8.39%          8.82%          2.23%
                              Tennessee:     6.31%          6.63%          1.73%
                               Illinois:     6.26%          6.26%          6.17%
                           Pennsylvania:      5.79%         5.83%          5.08%

(STATES  NOT  LISTED  ACCOUNT  FOR  LESS
THAN   6.00%  OF  THE   AGGREGATE   POOL
OUTSTANDING LOAN BALANCE)

CREDIT                                       24.43%         24.36%         25.41%
QUALITY:
                                   A,AA:
                                    A+ :     16.32%         16.80%         9.36%
                                             14.54%         14.37%         16.94%
                                     B :
                                     B+:     14.19%         14.55%         8.93%
                                     C :     16.61%         16.78%         14.03%
                                    C+ :     6.14%          5.71%          12.42%
                                    C- :     5.71%          5.43%          9.79%
                                     D :     2.07%          1.99%          3.11%



                                             PERCENTAGE BY
       CURRENT BALANCE          NUMBER OF     OUTSTANDING         OUTSTANDING
                                  LOANS    PRINCIPAL BALANCE   PRINCIPAL BALANCE
    --------------------          -----    -----------------   -----------------
=< 100,000.00                        1,953            74.194      107,547,474.48
100,000.01 - 200,000.00                250            22.429       32,512,085.70
200,000.01 - 250,000.00                 18             2.814        4,079,547.79
250,000.01 - 300,000.00                  3             0.562          814,681.62
                        TOTAL:       2,224           100.000      144,953,789.59
Avg: 65,177.06
Min: 9,600.27
Max: 275,901.58


                                              PERCENTAGE BY
       ORIGINAL BALANCE         NUMBER OF      OUTSTANDING         OUTSTANDING
                                 LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
    --------------------          -----    -----------------   -----------------
=< 100,000                        1,953               74.194     107,547,474.48
100,001 - 200,000                   250               22.429      32,512,085.70
200,001 - 250,000                    18                2.814       4,079,547.79
250,001 - 300,000                     3                0.562         814,681.62
                     TOTAL:       2,224              100.000     144,953,789.59
Avg: 65,259
Min: 10,000
Max: 276,000



                                              PERCENTAGE BY
      CURRENT GROSS RATE        NUMBER OF      OUTSTANDING         OUTSTANDING
                                  LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE
    --------------------          -----    -----------------   -----------------
7.001 - 7.500                       1                0.162         234,287.15
7.501 - 8.000                      12                0.703       1,019,658.69
8.001 - 8.500                      42                2.071       3,002,113.87
8.501 - 9.000                     147                7.020      10,176,044.26
9.001 - 9.500                     121                5.581       8,089,711.11
9.501 - 10.000                    257               11.655      16,895,021.91
10.001 - 10.500                   275               13.592      19,702,070.58
10.501 - 11.000                   400               19.394      28,112,402.87
11.001 - 11.500                   273               11.813      17,122,887.22
11.501 - 12.000                   288               11.526      16,707,853.56
12.001 - 12.500                   193                8.126      11,778,677.01
12.501 - 13.000                   115                4.398       6,375,189.59
13.001 - 13.500                    43                1.838       2,664,316.40
13.501 - 14.000                    34                1.410       2,043,380.07
14.001 - 14.500                    11                0.270         391,964.74
14.501 - 15.000                    10                0.278         403,399.23
15.001 - 15.500                     1                0.023          33,135.78
15.501 - 16.000                     1                0.139         201,675.55
                   TOTAL:       2,224              100.000     144,953,789.59
Wgt Avg: 10.8207
Min: 7.4500
Max: 15.7500



                                              PERCENTAGE BY
     AMORTIZATION TYPE         NUMBER OF      OUTSTANDING         OUTSTANDING
                                  LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE
     --------------------         -----     -----------------   ----------------
Fully Amortizing                1,268               54.904      79,584,998.35
Balloon                           956               45.096      65,368,791.24
                   TOTAL:       2,224              100.000     144,953,789.59


                                               PERCENTAGE BY
             LIEN               NUMBER OF       OUTSTANDING         OUTSTANDING
                               LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE
       ----------------        -----      -----------------   -----------------
1                                 2,086                97.032     140,650,851.62
2                                   138                 2.968       4,302,937.97
                     TOTAL:       2,224               100.000     144,953,789.59


                                               PERCENTAGE BY
        ORIGINAL TERM           NUMBER OF       OUTSTANDING         OUTSTANDING
                                LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE
      -------------------       -----      -----------------   -----------------
49 - 60                             3                 0.039          57,100.27
73 - 84                             2                 0.071         103,500.00
85 - 96                             1                 0.015          22,080.73
109 - 120                          35                 0.694       1,005,593.49
145 - 156                           1                 0.021          30,453.21
169 - 180                       1,207                52.729      76,432,809.50
229 - 240                         194                 7.446      10,793,069.65
289 - 300                          48                 2.130       3,087,675.56
337 - 348                           1                 0.064          92,150.00
349 - 360                         732                36.791      53,329,357.18
                   TOTAL:       2,224               100.000     144,953,789.59
Wgt Avg: 253
Min: 60
Max: 360



                                              PERCENTAGE BY
    STATED REMAINING TERM       NUMBER OF      OUTSTANDING        OUTSTANDING
                                  LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE
   -----------------------        -----     -----------------  -----------------
1 - 60                               3               0.039          57,100.27
61 - 120                            38               0.780       1,131,174.22
121 - 180                        1,208              52.750      76,463,262.71
181 - 240                          194               7.446      10,793,069.65
241 - 300                           48               2.130       3,087,675.56
301 - 360                          733              36.854      53,421,507.18
                    TOTAL:       2,224             100.000     144,953,789.59
Wgt Avg: 251
Min: 56
Max: 360



                                             PERCENTAGE BY
             AGE                NUMBER OF     OUTSTANDING       OUTSTANDING
                                  LOANS    PRINCIPAL BALANCE PRINCIPAL BALANCE
           --------               -----    -----------------------------------
              0                    580             24.66        35,746,443
              1                    307             14.11        20,459,134
              2                    544             25.30        36,672,906
              3                    323             15.03        21,790,471
              4                    172              7.73        11,209,441
              5                    143              6.16         8,933,209
              6                     97              4.22         6,123,642
              7                     42              2.05         2,966,722
              8                     15              0.68           980,165
              13                     1              0.05            71,657
                    TOTAL:       2,224           100.000    144,953,789.59
Wgt Avg: 2.2



                                              PERCENTAGE BY
 REMAINING AMORTIZATION TERM    NUMBER OF      OUTSTANDING        OUTSTANDING
                                  LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE
 ---------------------------      -----     -----------------  -----------------
1 - 60                              3               0.039          57,100.27
61 - 120                           38               0.780       1,131,174.22
121 - 180                         252               7.654      11,094,471.47
181 - 240                         194               7.446      10,793,069.65
241 - 300                          48               2.130       3,087,675.56
301 - 360                       1,689              81.950     118,790,298.42
                   TOTAL:       2,224             100.000     144,953,789.59
Wgt Avg: 332
Min: 57
Max: 360



                                             PERCENTAGE BY
         GROSS MARGIN           NUMBER OF     OUTSTANDING        OUTSTANDING
                                  LOANS    PRINCIPAL BALANCE  PRINCIPAL BALANCE
         -------------            -----    -----------------  -----------------
          4.501 - 4.750              1              0.614          57,560.56
          5.001 - 5.250              1              0.832          77,973.60
          5.251 - 5.500              3              2.387         223,586.16
          5.501 - 5.750              1              2.262         211,887.76
          6.001 - 6.250              3              2.323         217,652.84
          6.251 - 6.500             10              7.602         712,197.31
          6.501 - 6.750              9              8.237         771,691.31
          6.751 - 7.000              8              5.247         491,608.27
          7.001 - 7.250             11              8.845         828,653.73
          7.251 - 7.500              8              6.615         619,689.42
          7.501 - 7.750             14             12.401       1,161,799.95
          7.751 - 8.000             12             11.662       1,092,608.32
          8.001 - 8.250              6              4.607         431,645.18
          8.251 - 8.500              7              7.361         689,638.76
          8.501 - 8.750             13              8.026         751,940.66
          8.751 - 9.000              5              3.187         298,610.40
          9.001 - 9.250              5              3.366         315,316.46
          9.251 - 9.500              2              1.608         150,632.91
          9.501 - 9.750              2              1.612         151,018.96
          9.751 - 10.000             1              0.433          40,591.22
          10.001 =                   2              0.772          72,329.49
                    TOTAL:         124            100.000       9,368,633.27
Wgt Avg: 7.5680
Min: 4.650
Max: 10.500
ARM Loans Only


                                             PERCENTAGE BY
         MAXIMUM RATE           NUMBER OF     OUTSTANDING        OUTSTANDING
                                  LOANS    PRINCIPAL BALANCE  PRINCIPAL BALANCE
         --------------           -----    -----------------  -----------------
           14.501 - 15.000               1              0.614          57,560.56
           15.001 - 15.500               1              0.832          77,973.60
           15.501 - 16.000               5              5.215         488,559.02
           16.001 - 16.500               2              2.936         275,021.81
           16.501 - 17.000              16             11.843       1,109,537.67
           17.001 - 17.500              20             17.592       1,648,083.22
           17.501 - 18.000              24             21.424       2,007,121.73
           18.001 - 18.500              11              8.784         822,927.47
           18.501 - 19.000              19             14.587       1,366,577.66
           19.001 - 19.500              15              9.685         907,349.02
           19.501 - 20.000               6              4.400         412,216.05
           20.001 =                      4              2.089         195,705.46
                        TOTAL:         124            100.000       9,368,633.27
Wgt Avg: 17.9113
Min: 14.9000
Max: 22.1000
ARM Loans Only


                                             PERCENTAGE BY
         MINIMUM RATE           NUMBER OF     OUTSTANDING        OUTSTANDING
                                  LOANS    PRINCIPAL BALANCE  PRINCIPAL BALANCE
7.501 - 8.000                            1              0.614          57,560.56
8.001 - 8.500                            1              0.832          77,973.60
8.501 - 9.000                            5              5.215         488,559.02
9.001 - 9.500                            2              2.936         275,021.81
9.501 - 10.000                          16             11.843       1,109,537.67
10.001 - 10.500                         20             17.592       1,648,083.22
10.501 - 11.000                         24             21.424       2,007,121.73
11.001 - 11.500                         11              8.784         822,927.47
11.501 - 12.000                         19             14.587       1,366,577.66
12.001 - 12.500                         15              9.685         907,349.02
12.501 - 13.000                          6              4.400         412,216.05
13.001 - 13.500                          1              0.433          40,591.22
13.501 - 14.000                          1              0.884          82,784.75
14.501 - 15.000                          1              0.418          39,193.71
15.001 - 15.500                          1              0.354          33,135.78
                        TOTAL:         124            100.000       9,368,633.27
Wgt Avg: 10.9113
Min: 7.9000
Max: 15.1000
ARM Loans Only


                                             PERCENTAGE BY
      LIFETIME RATE CAP         NUMBER OF     OUTSTANDING        OUTSTANDING
                                  LOANS    PRINCIPAL BALANCE  PRINCIPAL BALANCE
7.000                                  124            100.000       9,368,633.27
                        TOTAL:         124            100.000       9,368,633.27
Wgt Avg: 7.0000
ARM Loans Only

                                            PERCENTAGE BY
                                             OUTSTANDING
   FIRST PERIODIC RATE CAP      NUMBER OF     PRINCIPAL        OUTSTANDING
                                  LOANS        BALANCE      PRINCIPAL BALANCE
3.000                              124          100.000       9,368,633.27
                    TOTAL:         124          100.000       9,368,633.27
Wgt Avg: 3.0000
ARM Loans Only

                                            PERCENTAGE BY
                                             OUTSTANDING
 SUBSEQUENT PERIODIC RATE CAP   NUMBER OF     PRINCIPAL       OUTSTANDING
                                  LOANS        BALANCE     PRINCIPAL BALANCE
 ----------------------------   ---------     ---------       -----------
1.000                               124         100.000       9,368,633.27
                     TOTAL:         124         100.000       9,368,633.27
Wgt Avg: 1.0000
ARM Loans Only








                                             PERCENTAGE BY
     NEXT RATE ADJUSTMENT       NUMBER OF     OUTSTANDING       OUTSTANDING
                                  LOANS    PRINCIPAL BALANCE PRINCIPAL BALANCE
 ----------------------------   ---------  -----------------  ----------------
October 2000                             1             0.765          71,657.18
March 2001                               1             0.832          77,973.60
April 2001                               3             1.962         183,807.82
May 2001                                 4             3.812         357,158.69
June 2001                                4             2.869         268,746.03
July 2001                               11             8.803         824,740.97
August 2001                             15            11.721       1,098,076.50
September 2001                          48            41.332       3,872,267.70
October 2001                            37            27.904       2,614,204.78
                        TOTAL:         124           100.000       9,368,633.27
Wgt Avg: 2001-08-22
ARM Loans Only


                                               PERCENTAGE BY
         ORIGINAL LTV           NUMBER OF       OUTSTANDING        OUTSTANDING
                                  LOANS      PRINCIPAL BALANCE PRINCIPAL BALANCE
=< 60.000                         301                 7.961      11,539,604.04
60.001 - 70.000                   284                11.033      15,992,616.34
70.001 - 80.000                 1,205                56.684      82,165,351.93
80.001 - 85.000                   302                16.622      24,094,510.28
85.001 - 90.000                   127                 7.395      10,719,423.79
90.001 - 95.000                     5                 0.305         442,283.21
                   TOTAL:       2,224               100.000     144,953,789.59
Wgt Avg: 76.19
Min: 5.21
Max: 95.00



                                               PERCENTAGE BY
    COMBINED ORIGINAL LTV       NUMBER OF       OUTSTANDING         OUTSTANDING
                                  LOANS      PRINCIPAL BALANCE PRINCIPAL BALANCE
=< 60.000                          183                 5.394       7,819,416.39
60.001 - 70.000                    315                11.933      17,297,694.33
70.001 - 80.000                  1,274                58.032      84,120,196.91
80.001 - 85.000                    311                16.784      24,328,804.54
85.001 - 90.000                    132                 7.483      10,847,598.49
90.001 - 95.000                      7                 0.336         486,525.43
95.001 =                             2                 0.037          53,553.50
                    TOTAL:       2,224               100.000     144,953,789.59
Wgt Avg: 77.60
Max: 100.00
Min: 12.67



                                              PERCENTAGE BY
     STATE CONCENTRATION        NUMBER OF      OUTSTANDING         OUTSTANDING
                                  LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE
     -------------------        ---------   -----------------  -----------------
            OH                   204                8.642     12,526,813.02
            SC                   196                8.394     12,166,711.72
            TN                   161                6.315      9,153,338.60
            IL                   133                6.257      9,070,326.16
            PA                   135                5.786      8,386,486.41
            NY                    90                5.666      8,212,871.18
            MD                   125                5.615      8,139,612.02
            NC                   119                5.391      7,813,930.88
            FL                   129                5.239      7,594,096.43
            GA                    96                4.665      6,762,552.25
            Other                836               38.031     55,127,050.92
                  TOTAL:       2,224              100.000    144,953,789.59
Other represents 35 States


                                               PERCENTAGE BY
        OCCUPANCY TYPE          NUMBER OF       OUTSTANDING         OUTSTANDING
                                  LOANS      PRINCIPAL BALANCE PRINCIPAL BALANCE
        --------------          ---------    ----------------- ----------------
Primary                          1,993                91.217     132,222,808.55
Secondary                            5                 0.244         354,016.48
Investor                           226                 8.539      12,376,964.56
                    TOTAL:       2,224               100.000     144,953,789.59


                                              PERCENTAGE BY
        PROPERTY TYPE           NUMBER OF      OUTSTANDING        OUTSTANDING
                                  LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE
Single Family                     1,624              72.743     105,443,879.33
2-4 Family                          151               7.903      11,456,323.10
PUD                                  13               0.777       1,126,985.55
Condo                                46               1.853       2,685,735.35
Manufactured Housing                389              16.702      24,210,866.26
Multi-Family                          1               0.021          30,000.00
                     TOTAL:       2,224             100.000     144,953,789.59


                                               PERCENTAGE BY
         LOAN PURPOSE           NUMBER OF       OUTSTANDING        OUTSTANDING
                                  LOANS      PRINCIPAL BALANCE PRINCIPAL BALANCE
      ------------------    ---------      -----------         -----------
Purchase                            386                19.775      28,664,343.75
Rate/Term Refi                       35                 1.750       2,536,558.67
Cash Out Refi                     1,803                78.475     113,752,887.17
                     TOTAL:       2,224               100.000     144,953,789.59


                                          PERCENTAGE BY
      DOCUMENTATION TYPE    NUMBER OF      OUTSTANDING         OUTSTANDING
                              LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
      ------------------    ---------      -----------         -----------
Full Documentation            1,869               82.642    119,793,112.96
Limited                         113                6.323      9,166,020.06
Stated                          242               11.034     15,994,656.57
                    TOTAL:    2,224              100.000    144,953,789.59


                                              PERCENTAGE BY
           PRODUCT              NUMBER OF      OUTSTANDING         OUTSTANDING
                                  LOANS     PRINCIPAL BALANCE  PRINCIPAL BALANCE
      ------------------    ---------      -----------         -----------
30 Year Fixed Rate                 852               40.020      58,011,190.47
15 Year Fixed Rate               1,248               53.516      77,573,965.85
2/28                               124                6.463       9,368,633.27
                    TOTAL:       2,224              100.000     144,953,789.59


                                               PERCENTAGE BY
         DEBT RATIOS            NUMBER OF       OUTSTANDING         OUTSTANDING
                                  LOANS      PRINCIPAL BALANCE PRINCIPAL BALANCE
      ------------------        ---------      -----------         -----------
=< 28.00                           408                15.787      22,884,058.53
28.01 - 32.00                      224                 9.606      13,923,695.49
32.01 - 36.00                      258                10.607      15,375,075.94
36.01 - 42.00                      406                18.028      26,132,935.62
42.01 - 46.00                      348                17.124      24,821,296.61
46.01 =                            580                28.848      41,816,727.40
                    TOTAL:       2,224               100.000     144,953,789.59
Wgt. Avg: 38.618



                                           PERCENTAGE BY
          FICO SCORE         NUMBER OF      OUTSTANDING         OUTSTANDING
                               LOANS     PRINCIPAL BALANCE   PRINCIPAL BALANCE
          ----------         ---------      -----------         -----------
=<540.000                           519               22.986      33,318,577.45
540.001 - 560.000                   291               13.181      19,107,042.14
560.001 - 580.000                   304               12.663      18,355,588.92
580.001 - 600.000                   267               13.065      18,937,618.95
600.001 - 620.000                   256               11.645      16,879,597.55
620.001 - 640.000                   202                9.034      13,095,276.72
640.001 - 660.000                   143                6.450       9,349,700.44
660.001 - 680.000                    95                4.398       6,374,671.76
680.001 =                           147                6.578       9,535,715.66
                     TOTAL:       2,224              100.000     144,953,789.59
Wgt. Avg: 588.453
Max: 838.000
Min: 0.000



                                          PERCENTAGE BY
            GRADE          NUMBER OF       OUTSTANDING         OUTSTANDING
                             LOANS      PRINCIPAL BALANCE   PRINCIPAL BALANCE
            -----          ---------       -----------         -----------
           A                      510                24.041      34,848,608.95
           AA                       5                 0.389         563,244.66
           A+                     346                16.317      23,652,236.34
           B                      328                14.540      21,076,507.62
           B+                     299                14.189      20,567,120.01
           C                      413                16.605      24,069,449.37
           C-                     137                 5.713       8,281,004.57
           C+                     134                 6.142       8,902,949.67
           D                       52                 2.065       2,992,668.40
                   TOTAL:       2,224               100.000     144,953,789.59